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                                                                   Page 15 of 55

                                  EXHIBIT 10-3

                                 GENERAL RELEASE

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT

         GBC Liquidating Corp., a corporation organized under the laws of the State of New York, as RELEASOR,

in consideration of the sum of ONE DOLLAR ($1.00) and other good and valuable consideration received from High Falls Brewing Company, LLC, as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEE and RELEASEE'S heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity (collectively, the "LIABILITIES") which against the RELEASEE, the RELEASOR or RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, including, without limiting the generality of the foregoing,

     1. All liabilities of Releasee to Releasor under or pursuant to the Asset Purchase Agreement between Releasee and Releasor dated as of August 29, 2000, as the same has been amended from time to time (the "ASSET PURCHASE AGREEMENT"); except for Releasee's obligations set forth in Sections 10.1, 10.2 and 10.5 of the Asset Purchase Agreement; and

     2. The Subordinated Promissory Note dated December 15, 2000 in the original principal amount of $4,500,000 executed by Releasee, as Maker, in favor of Releasor, as Payee (the "ORIGINAL NOTE") provided, that Releasee shall not be released from the Liabilities under the Original Note to the extent of the Liabilities set forth in an Amended and Restated Subordinated Promissory Note of even date herewith in the principal amount of $4,000,000, executed by Releasee, as Maker, in favor of Releasor, as Payee (the "NEW NOTE") which amends, restates and replaces the Original Note and has been transferred on the date hereof to St. Paul Associates, LLC. The parties hereto acknowledge and agree that this Release does not in any way release or alter the Releasee's obligations to the Releasor under an Agreement of even date herewith between Releasor and Releasee which provides for, among other things, the reimbursement of past interest payments under the Original Note and the payment of the "Amended Accrued Interest

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                                                                   Page 16 of 55

          Amount" referred to therein, and all obligations in such Agreement shall continue in full force and effect and not be considered or included in the releases "Liabilities."

     3. The mutual obligations between Releasee and Releasor set forth in the Intercreditor Agreement dated as of December 15, 2000 among Releasee, Releasor, Manufacturers & Traders Trust Company and Cephas Capital Partners, L.P, provided, however, that the Release with respect to these obligations shall be conditioned upon the effectiveness of both
          (i) the General Release of even date herewith made by Releasor and Manufacturers and Traders Trust Company and (ii)the General Release of even date herewith between Releasor and Cephas Capital Partners, L.P.

          This RELEASE may not be changed orally.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                                                   Page 17 of 55

         IN WITNESS WHEREOF, RELEASOR has caused this RELEASE to be executed on the 25th day of May 2004.

RELEASOR:                            GBC Liquidating Corp.

                                     By: /s/ Steven M. Morse
                                     Name: Steven M. Morse
                                     Title: Vice President & CFO

RELEASEE:                            High Falls Brewing Company, LLC

                                     By: /s/ John B. Henderson
                                     Name: John B. Henderson
                                     Title: President & COO

STATE OF _________       )
COUNTY OF __________     ) ss:

         On the _____ day of __________________ in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                ________________________________
                                                Notary Public

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                                                                   Page 18 of 55

STATE OF _________     )
COUNTY OF __________   ) ss:

         On the _____ day of __________________ in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                ________________________________
                                                Notary Public